UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------
                                   FORM N-CSR
                             ---------------------

--------------------------------------------------------------------------------
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06142

                           THE JAPAN EQUITY FUND, INC.

               (Exact name of registrant as specified in charter)



                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

               (Address of principal executive offices) (Zip code)

                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

                       DATE OF FISCAL YEAR END: October 31

                   DATE OF REPORTING PERIOD: October 31, 2005

--------------------------------------------------------------------------------
Item 1.  Reports to Stockholders.

The Japan Equity Fund, Inc.
--------------------------------------------------------------------------------


General Information (unaudited)
--------------------------------------------------------------------------------

The Fund

     The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Shareholder Information

     The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review, a list of the Fund's top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

     Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

     A description of the policies and procedures that are used by the Fund's Investment Manager to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2005.

Quarterly Portfolio of Investments

     A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Commission's website at www.sec.gov and the Fund's web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

     The Fund's chief executive officer has certified to the NYSE that, as of June 22, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

     A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

     Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

     May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

     How are the dividends and distributions reinvested? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

     What is the Cash Purchase feature? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

     Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

     What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

     Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

Shareholder Letter (unaudited)

--------------------------------------------------------------------------------
                                                              November 16, 2005

Dear Shareholders:

     It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2005.

Performance  and Review of the Japanese  Stock Market  (November  2004 - October
2005)

     For the year ended October 31, 2005, stock markets in Japan showed good performance. The total return of the TOPIX Index ("TOPIX") was 34% over the period in local currency terms. The TOPIX hit bottom in April 2003 at 770 points and bounced strongly to finish 2003 at around 1000 points. The TOPIX climbed further in early 2004, to reach 1200 points in April 2004, then largely moved in the range between 1100 points and 1200 points until the end of July 2005. The TOPIX rose further over the quarter ended October 31, 2005 and it closed at 1445 points on October 31, 2005.

     Economic fundamentals were supportive to companies in Japan. Over the past year, the Japanese economy was on a steady upward trend. Real term Gross Domestic Product ("GDP") increased 0.1% in the October to December 2004 quarter, 1.5% in the January to March 2005 quarter, 0.8% in the April to June 2005 quarter, and 0.4% in the July to September 2005 quarter (quarter-on-quarter basis, not annualized). Economies in the Americas, Europe and Asia, where a large number of Japanese companies have extensive exposure, were generally doing fine. The fast growing Chinese economy offered an alternative production base and some new markets for Japanese companies, as well as some new competition. The rise in natural resource prices, most starkly illustrated by the rise in the price of oil, had a substantial effect on the operations of Japanese companies. Some companies suffered from rising material prices, but others benefited. Higher oil prices drove up the costs for chemical producers, for example. At the same time, trading houses benefited from higher natural resource prices, as they succeeded in raising sales prices more than their cost increase. The Bank of Japan continued its "zero-interest-policy" keeping short-term interest rates minimal, while the yield on the 10-year government bond stayed mostly between 1.2% and 1.6%. The popular Prime Minister Koizumi, who has been running the government since April 2001, continued to push his reform policy toward smaller government and more privatization of once-government-run organizations. Prime Minister Koizumi also changed many of the old-fashioned procedures that remained in Japanese politics.

     Looking at stock market developments, the steel, banking, insurance, real estate and metal sectors were the top performing sectors, while the paper and pulp, airline and telecommunication sectors performed the worst during the one-year period ended October 31, 2005. Steel producers benefited from a surge in steel demand, after years of slump. The sudden increase in steel demand in Asia, particularly in China, helped steel makers increase output and raise prices, more than offsetting the cost-rise of the inputs and fuel. Banks performed well over the year, as investors grew more confident and optimistic about their profitability and the once-quite-questionable state of their balance sheet. Consolidation of the industry by mergers among banks was also viewed positively. Insurers performed well, too. They were hit by natural disasters such as earthquakes and typhoons, but investors seemed to have found more value in the likely return from insurers' investments. In the central city areas, land prices finally started to rise. Land prices have been in decline all over Japan from the peak of the "bubble economy" in 1990. Seeing the signs of turn-around in land prices, stocks of real estate operators performed well. The development of securitization in 4 real estate investment helped the revival of real estate operators. On the other hand, the paper industry in Japan encountered renewed tough competition, even after sizable consolidation a few years ago, resulting in profit deterioration at paper makers and poor performance of paper stocks. Airlines in Japan suffered, as was the case with many of their foreign competitors, from tough competition and high fuel prices. Telecommunication operators and information technology service providers were also hurt by severe competition, resulting in a slump in share prices.

     Examples of top performers and bottom performers among the major names in the TOPIX are as follows:

     The share price of Sumitomo Metal Industries more than trebled over the period. It performed best among major stocks--its steel production business enjoyed buoyant demand, with an extra upside in its seamless pipes for oil and gas industries. Kobe Steel was also one of the top performers with 130% return. Specialty retailers performed well. Yamada Denki (a consumer electronic retailing chain), Isetan (a department store with strength in fashion items) and Shimamura (a retail chain of reasonably priced clothes) were all among top performers. Shares of Yamada Denki gained 170%, Isetan shares gained 93% and Shimamura shares gained 92% over the period. Shares of financial institutions also performed well. Juroku Bank returned 128%, Aioi Insurance 92%, Resona Holdings 91%, Mitsui Trust 91% and Mizuho Financial Group 89%. All benefited from a more optimistic view of the Japanese financial market. On the other hand, companies in the electronics and information technology industries performed poorly. Shares in Net-One Systems, an IT system integrator declined by 45% over the year because expected profit growth did not materialize as competition remained tough. NEC Electronics' shares lost 40%, because its IC chips suffered from tough price competition, while shares in SkyPerfect Communications, a satellite TV operator, declined by 35%.

Performance/Attribution Analysis

         Table 1. Performance in comparison with the benchmark (TOPIX), U.S. Dollar ("USD") base
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Latest 12 Months
                                                                                           (As of October 31, 2005)
                                                                                           ------------------------
                                                                                                      %
Japan Equity Fund (time weighted return).............................................               25.22
Benchmark (TOPIX)....................................................................               22.10
                                                                                           ------------------------
Difference...........................................................................                3.12



------------------------------------------------------------------------------------------------------------------------------------

         Table 2. Attribution Analysis Summary, Japanese Yen ("JPY") base (Latest 12 Months)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     (%)
                                                                                           ------------------------

Portfolio (Equity Only)..............................................................               39.86
Benchmark (TOPIX)....................................................................               34.60
                                                                                           ------------------------
Difference...........................................................................                5.26
Breakdown
Sector Selection.....................................................................                0.04
Stock Selection......................................................................                5.21
Others...............................................................................                0.01
                                                                                           ------------------------
Total................................................................................                5.26

------------------------------------------------------------------------------------------------------------------------------------


         Table 3. Portfolio Return (Equity Only) vs. Benchmark Return, USD base (monthly)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Portfolio       Benchmark        Relative
                                                                           Return          Return          Return
                                                                            (A)              (B)          (A) - (B
                                                                            (%)              (%)             (%)
                                                                         ----------      ----------       ----------
2004      November..................................................         3.97            4.17           -0.20
          December..................................................         3.68            3.59            0.09
2005      January...................................................        -1.26            0.27           -1.53
          February..................................................         1.49            1.62           -0.13
          March.....................................................        -2.55           -2.07           -0.48
          April.....................................................        -2.75           -3.49            0.74
          May.......................................................         0.65           -0.37            1.02
          June......................................................         1.21            0.54            0.67
          July......................................................         0.81            0.68            0.13
          August....................................................         7.18            6.52            0.66
          September.................................................        10.51            9.33            1.18
          October...................................................         0.56            0.04            0.52

------------------------------------------------------------------------------------------------------------------------------------


         Table 4. Attribution Analysis Breakdown, JPY base (Latest 12 Months) - Equity Only
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Sector     Stock
                                       Portfolio     Benchmark     Portfolio     Benchmark     Selection   Selection
                                         Weight       Weight        Return        Return        Effect       Effect
                                           %             %             %             %             %           %
                                       ----------    ----------    ----------    -----------   ----------  ----------

Fishing, Agriculture & Forestry...         0.00        0.10           0.00        27.38           0.01         0.00
Mining............................         0.00        0.46           0.00        53.20          -0.12         0.00
Construction......................         3.09        2.36          52.86        42.88           0.02         0.27
Manufacturing.....................        56.19       50.70          31.17        28.94          -0.33         1.41
Electric Power & Gas..............         3.26        3.99          29.91        28.12           0.15         0.06
Transport and Communication.......        10.15       12.47          23.70        16.61           0.43         0.74
Commerce..........................         8.56        8.66          64.17        46.93          -0.09         1.13
Finance & Insurance...............        17.35       17.58          66.93        57.06          -0.10         1.50
Real Estate.......................         1.31        1.82          69.73        63.32          -0.02         0.10
Services..........................         0.09        1.86           5.97        30.39           0.09         0.01
Total.............................       100.00      100.00          39.86        34.60           0.04         5.21

------------------------------------------------------------------------------------------------------------------------------------


         Table 5. Attribution Analysis Breakdown, JPY base (Latest 12 Months) - Equity Only
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Sector     Stock
                                       Portfolio     Benchmark    Portfolio     Benchmark      Selection   Selection
                                         Weight       Weight        Return        Return        Effect       Effect
                                           %             %            %             %              %           %
                                       ----------    ----------    ----------    -----------   ----------  ----------
Fishery, Agriculture & Forestry...          0.00        0.10           0.00       27.38            0.01         0.00
Mining............................          0.00        0.46           0.00       53.20           -0.12         0.00
Construction......................          3.09        2.36          52.86       42.88            0.02         0.27
Foods.............................          0.98        2.69          -7.61       32.06            0.16        -0.39
Textiles & Apparel................          1.38        1.10          49.01       45.01            0.03         0.32
Pulp & Paper......................          0.34        0.46          -0.50        1.29            0.10        -0.01
Chemicals.........................          6.97        5.27          31.66       29.67           -0.22         0.17
Pharmaceutical....................          4.29        4.27          25.57       21.46           -0.18         0.15
Oil & Coal Products...............          0.00        0.86           0.00       55.53           -0.17         0.00
Rubber Products...................          0.55        0.72           6.98       32.99           -0.01         0.04
Glass & Ceramics Product..........          1.67        1.11          19.48       45.69            0.14        -0.36
Iron & Steel......................          2.01        2.05          54.62       74.58            0.15        -0.32
Nonferrous Metals.................          2.87        0.96          55.94       57.78            0.45        -0.12
Metal Products....................          0.00        0.64           0.00       14.52            0.14         0.00
Machinery.........................          5.22        3.78          58.77       56.03            0.31         0.13
Electrical Appliances.............         14.86       13.45          16.42       14.58           -0.39         0.22
Transport Equipment...............         11.32       10.39          29.59       27.24            0.01         0.34
Precision Instruments.............          2.35        1.20          47.33       35.44            0.04         0.27
Other Products....................          1.38        1.74          15.69       22.98            0.22        -0.13
Wholesale Trade...................          2.50        4.00          44.81       55.14           -0.32        -0.41
Retail Trade......................          6.06        4.66          75.57       40.23            0.02         1.74
Banks.............................         10.35       10.55          67.85       63.21           -0.20         0.41
Other Financing Business..........          3.18        2.87          62.65       41.27           -0.01         0.58
Securities & Commodity Futures....          0.85        1.95          -4.12       40.26           -0.08         0.02
Insurance.........................          2.97        2.21          75.55       63.64            0.35         0.34
Real Estate.......................          1.31        1.82          69.73       63.32           -0.02         0.10
Land Transportation...............          2.92        3.06          14.80       23.98            0.06        -0.28
Marine Transportation.............          1.27        0.61          34.89       28.37           -0.02         0.09
Air Transportation................          0.00        0.33           0.00       11.43            0.08         0.00
Warehouse & Harbor Trans..........          0.00        0.24           0.00       52.65           -0.04         0.00
Info & Communication..............          5.96        8.23          27.43       12.46            0.41         0.88
Electric Power & Gas..............          3.26        3.99          29.91       28.12            0.15         0.06
Services..........................          0.09        1.87           5.97       30.39            0.09         0.01
Total.............................        100.00      100.00          39.86       34.60            1.15         4.11

--------------------------------------------------------------------------------

Comment

     As shown in Table 1, the net asset value ("NAV") of the Fund increased by 25.22% in USD terms during the twelve months from November 1, 2004 to October 31, 2005. Over the same period, the Fund's benchmark (TOPIX) gained 22.10% in USD terms. The depreciation of the JPY against the USD was a negative factor for the absolute NAV return measured in USD.

     Table 2 shows that the performance of the equity portion of the portfolio, excluding expenses and some cash positions in JPY terms, was 39.86%, in comparison with 34.60% for the benchmark, indicating out-performance of 5.26% on this basis.

Attribution Analysis Throughout the Period

Tables 4 and 5.  (Stock Selection)

     The attribution analysis indicates that a sizable positive contribution was made in Retailing (+1.74%), Telecommunication & Information Services (+0.88%), and Other Finance (+0.58%) sectors. Negative contributions in stock selection mostly came from Wholesale Trade (-0.41%), Food (-0.39%) and the Glass & Ceramics (-0.36%) sectors. The total stock selection contribution was +5.21% over the period.

     Major positive contributors were Sundrug (+1.02%, a specialty retailer), Shimamura (+0.70%, a specialty retailer), Mitsubishi UFJ Financial Group (+0.67%, a banking group), Tokuyama (+0.59%, a specialty chemical producer) and Orix (+0.55%, a leasing company). Major negative contributors were Net-One Systems (-0.69%, a computer system integrator), Sharp (-0.59%, a maker of consumer electronics products) and TDK (-0.48%, an electronic components producer).

(Sector Selection)

     The attribution analysis shows that an underweight position in the Communication sector resulted in a positive contribution (+0.41%), while there were negative contributions from an overweight position in Electronics (-0.39%) and an underweight position in Wholesale Trade (-0.32%).

Outlook & Strategy

     Investors were quite active in the Japanese stock market, particularly from the summer of 2005. Foreign investors continued to be major buyers of Japanese stocks from the spring onwards, while domestic individual investors were quite active participants. The Japanese stock market grew relatively more volatile. Stock price movement of individual stocks also grew volatile, particularly from the summer of 2005. One obvious focus of market participants is whether the rising trend of natural resource prices, most notably observed in oil prices, has reversed after a long-lasting up-trend. Another focus would be the strength of the U.S. economy after natural disasters. Much concern has been expressed about the housing market boom in the United States in view of the potential for continuing interest rate increases. In Japan, the rebound of the economy over the last few years was driven by the corporate sector. Signs of a pick-up in retail consumption have been observed in 2005, finally. The Japanese domestic economy could enjoy a prolonged expansionary phase, if the driver of the economy shifts smoothly to personal consumption from certain cyclical sectors that could face downturn. Over the long term, we expect a healthy return from Japanese stock markets as of now. The reasons are: 1) fundamentals of the Japanese economy has much improved and it is in good condition, 2) a large number of companies in Japan have overcome troubles and are well positioned to earn good profits in total, and 3) valuation of stocks remain quite reasonable. At the same time, we are careful about the state of the global economy, housing market condition in the U.S. and Japan, and possible external shocks to economies. We will keep our focus on the fundamentals of the companies with unchanged attention to the quality of earnings.

Fund Performance

     During the year ended October 31, 2005, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $5.73 per share on April 18, 2005 to a high of $8.88 on October 4, 2005. The Fund's NYSE market price closed at $8.51 per share on October 31, 2005.

     The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the year ended October 31, 2005, ranged from a high discount of 9.26% on May 12, 2005 to a high premium of 9.41% on October 20, 2005, and ended the period at a premium of 9.24%.

     The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

     Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa has 30 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

     Mr. Atsuhiko Masuda, CFA, is a Senior Portfolio Manager with a total of 17 years of experience in the Japanese equity market. He joined Daiwa in 2003 after spending two years as a Senior Fund Manager for Invesco Asset Management. From 1995 to 2001 he was a Fund Manager for Deutsche Asset Management and from 1988 to 1993 he was an advisor in the Corporate Finance Division of Morgan Grenfell & Company. In 1995 he earned an MBA from the Wharton School at the University of Pennsylvania and in 1988 he graduated from Keio University with a B.A. in Economics. He assumed the day-to-day portfolio management responsibility for the Fund effective July 1, 2004.

     We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,





HIROSHI KIMURA                                                KIYOTAKA HOSHINO
Chairman of the Board                                         President

Portfolio of Investments

October 31, 2005

--------------------------------------------------------------------------------
COMMON STOCKS--96.87%
--------------------------------------------------------------------------------



  Shares                                    Value
----------                                ----------
Banks--11.74%
     412     Mitsubishi UFJ Financial
                Group, Inc.............   $5,153,110
     320     Mizuho Financial Group,
                Inc....................    2,130,941
      60     Sapporo Hokuyo Holdings,
                Inc....................      626,240
 120,000     The Bank of Fukuoka,
                Ltd....................      931,597
 150,000     The Bank of Yokohama,
                Ltd....................    1,221,427
  65,000     The Chiba Bank, Ltd.......      578,064
 300,000     The Sumitomo Trust &
                Banking Co., Ltd.......    2,551,540
                                         ------------
                                          13,192,919
Chemicals--6.97%
  70,000     Asahi Organic Chemicals
                Industry Co., Ltd......      271,112
  30,000     Fuji Photo Film Co.,
                Ltd....................      949,711
  46,000     Kao Corp..................    1,101,095
  21,000     Nitto Denko Corp..........    1,269,818
  57,000     Shin--Etsu Chemical Co.,
                Ltd....................    2,723,885
 153,000     Tokuyama Corp.............    1,517,726
                                         ------------
                                           7,833,347
Communication--6.77%
     200     KDDI Corp.................    1,145,519
  22,000     Nippon System
                Development Co., Ltd...      633,831
     660     NTT Corp..................    3,108,427
   1,580     NTT DoCoMo, Inc...........    2,725,783
                                         ------------
                                           7,613,560

--------------------------------------------------------------------------------

  Shares                                    Value
----------                                -----------
Construction--3.01%
  90,000     Daiwa House Industry
                Co., Ltd...............   $1,206,418
 250,000     Maeda Corp................    1,776,934
  60,000     Shimizu Corp..............      405,245
                                         ------------
                                           3,388,597
Electric Appliances--12.85%
  14,000     Canon Inc.................      733,029
  39,600     Enplas Corp...............      946,192
   7,000     Fanuc Ltd.................      549,469
  10,000     Hirose Electric Co.,
                Ltd....................    1,141,206
  10,000     Japan Electronic Materials
                Corp...................      134,564
   2,300     Keyence Corp..............      528,526
 158,000     Matsushita Electric
                Industrial Co., Ltd....    2,882,515
  20,000     Murata Manufacturing
                Co., Ltd...............      995,428
  41,000     Neomax Co., Ltd...........    1,237,816
 160,000     Sharp Corp................    2,194,428
      50     Sumida Corp...............          888
  22,000     TDK Corp..................    1,482,101
 350,000     Toshiba Corp..............    1,618,218
                                         ------------
                                          14,444,380
Electric Power & Gas--2.7%
  72,000     Kyushu Electric Power
                Co., Inc...............    1,546,450
  60,000     Tokyo Electric Power
                Co., Inc...............    1,493,142
                                         ------------
                                           3,039,592
Glass & Ceramic Products--0.58%
  18,000     Nichiha Corp..............      265,505
  90,000     Nippon Sheet Glass
                Co., Ltd...............      382,731
                                         ------------
                                             648,236

--------------------------------------------------------------------------------

October 31, 2005

--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------



  Shares                                    Value
----------                                ----------
Insurance--3.98%
 234,000     Aioi Insurance Co., Ltd...   $1,661,192
 100,000     Mitsui Sumitomo
                Insurance Co., Ltd.....    1,276,632
 210,000     Nissay Dowa General
                Insurance Co., Ltd.....    1,536,099
                                         ------------
                                           4,473,923
Iron & Steel--1.46%
  53,000     JFE Holdings, Inc.........    1,641,249
Land Transportation--3.20%
     430     East Japan Railway Co.....    2,559,303
 275,000     Fukuyama Transporting
                Co., Ltd...............    1,036,617
                                         ------------
                                           3,595,920
Machinery--5.61%
  36,000     Amano Corp................      593,117
  42,000     Komatsu Ltd...............      557,198
  51,400     Miura Co., Ltd............    1,194,885
 200,000     NSK Ltd...................    1,166,221
  21,000     SMC Corp..................    2,791,426
                                         ------------
                                           6,302,847
Marine Transportation--1.03%
 192,000     Nippon Yusen Kabushiki
                Kaisha.................    1,159,320
Non--Ferrous Metals--3.14%
 390,000     Mitsui Mining & Smelting
                Co., Ltd...............    2,220,305
 100,000     Sumitomo Electric
                Industries, Ltd........    1,312,861
                                         ------------
                                           3,533,166
Other Financing Business--3.99%
  70,400     Hitachi Capital Corp......    1,496,903
  16,000     Orix Corp.................    2,990,770
                                         ------------
                                           4,487,673

--------------------------------------------------------------------------------
  Shares                                    Value
----------                                ----------
Pharmaceutical--4.58%
  28,000     Astellas Pharma Inc.......   $1,002,329
  33,300     Eisai Co., Ltd............    1,304,080
  12,000     Ono Pharmaceuticals Co.,        535,151
                Ltd....................
  42,000     Takeda Pharmaceutical
                Co., Ltd...............    2,304,149
                                         ------------
                                           5,145,709
Precision Instruments--2.33%
  41,200     Hoya Corp.................    1,442,871
   9,600     Micronics Japan Co., Ltd..      201,639
  32,000     Terumo Corp...............      968,861
                                           2,613,371
Real Estate--2.60%
  52,300     Daibiru Corp..............      469,631
 150,000     Mitsui Fudosan
                Co., Ltd...............    2,451,911
                                         ------------
                                           2,921,542
Retail Trade--5.27%
  13,000     Nitori Co., Ltd...........      986,802
  29,000     Seven & I Holdings Co.,         950,574
                Ltd....................
  13,700     Shimamura Co., Ltd........    1,758,440
  30,700     Sundrug Co., Ltd..........    1,729,242
  11,500     Xebio Co., Ltd............      494,005
                                         ------------
                                           5,919,063
Services--0.46%
   5,000     Nomura Research                 516,691
                Institute, Ltd.........
Textile & Apparel--0.85%
 161,000     Teijin Ltd................  ------------
                                             958,251
Transportation Equipment--12.02%
  42,000     Aisin Seiki Co., Ltd......    1,260,761
  38,000     Denso Corp................    1,078,409
  55,000     Honda Motor Co., Ltd......    3,007,850

--------------------------------------------------------------------------------

Portfolio of Investments (concluded)

October 31, 2005
--------------------------------------------------------------------------------



COMMON STOCKS (concluded)


Shares                                      Value
----------                                ----------
Transportation Equipment (concluded)
 270,000     Mazda Motor Corp..........   $1,271,629
  11,400     NOK Corp..................      343,190
      80     Tachi--S Co., Ltd..........          867
  40,000     Tokai Rika Co., Ltd.......      910,895
 123,000     Toyota Motor Corp.........    5,633,831
                                         ------------
                                          13,507,432

Wholesale Trade--1.73%
  36,000     Hitachi High--Technologies       836,884
                Corp...................
 100,000     Sumitomo Corp.............    1,112,740
                                           1,949,624
                                         ------------
Total Common Stocks
   (Cost--$86,353,541)...............     108,886,412
                                         ------------


--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--0.01%
------------------------------------------------------
 Principal                                  Value
  Amount
   (000)
----------                                ----------
U.S. DOLLAR TIME DEPOSIT--0.01% $ 12 Bank of New York Time
                Deposit, 0.05%,
                due 11/1/05
                (Cost--$11,686)........   $   11,686
Total Investments--96.88%
   (Cost--$86,365,227)..............     108,898,098
Other assets less liabilities--3.12%.      3,507,297
                                         ------------

NET ASSETS (Applicable to
   14,420,917 shares of capital stock
   outstanding; equivalent to $7.79
   per share)--100.00%..............     $112,405,395
                                         ------------

================================================================================





                 See accompanying notes to financial statements.

EQUITY
CLASSIFICATIONS HELD
October 31, 2005
-------------------------------------------------------
Industry                                  Percent of
                                          Net Assets
--------                                  ----------
Electric Appliances.................         12.85%
Transportation Equipment............         12.02
Banks...............................         11.74
Chemicals...........................          6.97
Communication.......................          6.77
Machinery...........................          5.61
Retail Trade........................          5.27
Pharmaceutical......................          4.58
Other Financing Business............          3.99
Insurance...........................          3.98
Land Transportation.................          3.20
Non-Ferrous Metals..................          3.14
Construction........................          3.01
Electric Power & Gas................          2.70
Real Estate.........................          2.60
Precision Instruments...............          2.33
Wholesale Trade.....................          1.73
Iron & Steel........................          1.46
Marine Transportation...............          1.03
Textile & Apparel...................          0.85
Glass & Ceramic Products............          0.58
Services............................          0.46




TEN LARGEST EQUITY
POSITIONS HELD
October 31, 2005
--------------------------------------------------------
Issue                                       Percent of
                                            Net Assets
--------                                    ----------

Toyota Motor Corp........................       5.01%
Mitsubishi UFJ Financial Group, Inc......       4.58
NTT Corp.................................       2.77
Honda Motor Co., Ltd.....................       2.68
Orix Corp................................       2.66
Matsushita Electric Industrial Co.,
   Ltd...................................       2.56
SMC Corp.................................       2.48
NTT DoCoMo, Inc..........................       2.42
Shin-Etsu Chemical Co., Ltd..............       2.42
East Japan Railway Co....................       2.28













--------------------------------------------------------------------------------


Statement of Assets and Liabilities
October 31, 2005
--------------------------------------------------------------------------------
Assets
   Investment in securities, at value (cost--$86,365,227)..............................              $     108,898,098
   Cash denominated in foreign currency (cost--$3,220,036).............................                       3,198,631
   Receivable for securities sold.....................................................                         101,653
   Interest and dividends receivable..................................................                         394,484
   Prepaid expenses...................................................................                          35,318
                                                                                           --------------------------
      Total assets....................................................................                     112,628,184
                                                                                           --------------------------
Liabilities
   Payable for securities purchased...................................................                          79,871
   Payable for management fees........................................................                          12,165
   Payable for advisory fees..........................................................                          18,247
   Payable for other affiliates.......................................................                          33,506
   Accrued expenses and other liabilities.............................................                          79,000
                                                                                           --------------------------
      Total liabilities...............................................................                         222,789
                                                                                           --------------------------
Net Assets
   Capital stock, $0.01 par value per share; total 30,000,000 shares authorized;
      14,420,917 shares issued and outstanding........................................                         144,209
   Paid-in capital in excess of par value.............................................                     126,268,650
   Accumulated net realized loss on investments.......................................                     (36,509,130)
   Net unrealized appreciation on investments and other assets and liabilities
      denominated in foreign currency.................................................                      22,501,666
                                                                                           --------------------------
        Net assets applicable to shares outstanding...................................              $     112,405,395
                                                                                           ==========================
           Net Asset Value Per Share..................................................     $                     7.79
                                                                                           ==========================


================================================================================









                 See accompanying notes to financial statements.


Statement of Operations

For the Years Ended October 31, 2005 2004
--------------------------------------------------------------------------------
Investment income:
   Dividends (net of withholding taxes of $82,587)..........................................       $   1,097,233
   Interest.................................................................................                  58
                                                                                                   -------------
      Total investment Income...............................................................           1,097,291
                                                                                                   -------------

Expenses:
   Investment management fee................................................................             339,983
   Administration fee and expenses..........................................................             199,862
   Custodian fees and expenses..............................................................             130,997
   Audit and tax services...................................................................              80,450
   Legal fees and expenses..................................................................              67,396
   Reports and notices to shareholders......................................................              56,601
   Insurance expense........................................................................              51,473
   Directors' fees and expenses.............................................................              35,000
   Transfer agency fee and expenses.........................................................               8,802
   Other....................................................................................              61,763
                                                                                                   -------------
      Total expenses........................................................................           1,032,327
                                                                                                   -------------
Net investment income.......................................................................              64,964
                                                                                                   -------------

Realized and unrealized gains from investment activities and foreign currency transactions:
   Net realized gains on investments........................................................           5,430,721
   Net realized foreign currency transaction losses.........................................            (284,449)
   Net change in unrealized appreciation (depreciation) on investments in equity securities.          17,217,326
   Net change in unrealized appreciation (depreciation) on short-term investments and other
      assets and liabilities denominated in foreign currency................................             (63,054)
                                                                                                   -------------
Net realized and unrealized gains from investment activities and foreign currency transactions        22,300,544
                                                                                                   -------------
Net increase in net assets resulting from operations........................................       $  22,365,508
                                                                                                   =============


================================================================================










                 See accompanying notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           For the Years Ended
                                                                                               October 31,
                                                                                    ---------------------------------
                                                                                         2005              2004
                                                                                    ------------         ------------

Increase (decrease) in net assets from operations:
   Net investment income (loss)................................................      $       64,964   $      (48,093)
   Net realized gain (loss) on:`
      Investments..............................................................           5,430,721        6,197,993
      Foreign currency transactions............................................            (284,449)         (92,782)
   Net change in unrealized appreciation (depreciation) on:
      Investments in equity securities.........................................          17,217,326         (393,278)
      Translation  of  short-term  investments  and other  assets and  liabilities
        denominated in foreign currency........................................             (63,054)          31,761
                                                                                    ----------------   ---------------
   Net increase in net assets resulting from operations........................          22,365,508        5,695,601
                                                                                    ----------------   ---------------
From capital stock transactions: Sale of capital stock resulting from:
      Net proceeds from the sale of common shares pursuant to rights offering..                   --       19,425,914
                                                                                    ----------------   ---------------
   Net increase in net assets..................................................          22,365,508       25,121,515
Net assets:
   Beginning of year...........................................................          90,039,887       64,918,372
                                                                                    ----------------   ---------------
   End of year.................................................................      $  112,405,395   $   90,039,887
                                                                                    ================   ===============


================================================================================






                 See accompanying notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

Organization and Significant Accounting Policies

     The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

     Valuation of Investments--Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

     Tax Status--The Fund intends to continue to distribute substantially all of its taxable income and to comply-with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

     The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain-income, generally imposed at rates of 10% on interest and dividends, paid to the Fund by Japanese corporations.

--------------------------------------------------------------------------------

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

     Dividends and Distributions to Shareholders--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Investment Manager and Investment Adviser

     The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2005, expenses of $6,263 were paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by its employees at meetings of the Fund's Board.

         At October 31, 2005, the Fund owed $30,412 to the Manager.

     Brokerage commissions of $31,347 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the year ended October 31, 2005.

Administrator and Custodian and Other Related Parties

     Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the year ended October 31, 2005, expenses of $6,072 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

--------------------------------------------------------------------------------

     DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation-(the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2005, DSTC and the Sub-Custodian earned $50,187 and $80,810, respectively, as compensation for custodial service to the Fund.

     At October 31, 2005, the Fund owed $16,055, $3,833 and $4,810 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $8,807 payable to the Sub-Custodian.

     During the year ended October 31, 2005, the Fund paid or accrued $67,033 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

     For federal income tax purposes, the cost of securities owned at October 31, 2005 was $86,379,720. At October 31, 2005, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $22,518,378 was composed of gross appreciation of $23,514,470 for those investments having an excess of value over cost, and gross depreciation of $996,092 for those investments having an excess of cost over value. For the year ended October 31, 2005, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $68,677,580 and $70,686,021, respectively.

     In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par value, undistributed net investment income and accumulated net realized loss on investments.

     For the year ended October 31, 2005, the adjustments were to decrease net investment income by $(64,964) and decrease accumulated net realized loss on investments by $284,449 and decrease capital by $219,485 primarily relating to the reclassification of realized foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.

         During the current year, the Fund utilized capital loss carryforwards of $5,357,320.

     During the fiscal year ended October 31, 2005 and October 31, 2004 the Fund had no distributable earnings.

     At October 31, 2005, the Fund had a remaining capital loss carryover of $36,494,637, of which $11,531,273 expires in the year 2006, $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

Capital Stock

     There are 30,000,000 shares of $.01 par value common stock authorized. Of the 14,420,917 shares of the Fund outstanding at October 31, 2005, Daiwa Securities America Inc., an affiliate of the Manager, Adviser and DSTC, owns 14,532 shares.

Financial Highlights
--------------------------------------------------------------------------------


                                                                     For the Years Ended October 31,
                                                     ----------------------------------------------------------------
                                                       2005          2004         2003          2002         2001
                                                     ----------   ----------    -----------  -----------   -----------
Net asset value, beginning of year.............      $   6.24     $   6.00      $   4.54     $   5.59      $   8.35
Net investment income (loss)...................        -- *          -- *            (0.02)       (0.04)        (0.04)
Net realized and unrealized gains (losses) on
   investments and foreign currency transactions         1.55         0.39          1.48        (1.01)        (2.72)
                                                     ----------   ----------    -----------  -----------   -----------

Net increase (decrease) in net asset value
   resulting from operations...................          1.55         0.39          1.46        (1.05)        (2.76)
                                                     ----------   ----------    -----------  -----------   -----------

Less: dividends and distributions to shareholders
   Dilutive effect of rights offering..........          --           (0.12)         --            --             --
   Offering costs charged to paid-in capital in
      excess of par value......................          --           (0.03)         --            --             --
                                                     ----------   ----------    -----------  -----------   -----------
Net asset value, end of year...................      $   7.79     $   6.24      $   6.00     $   4.54      $   5.59
                                                     ==========   ==========    ===========  ===========   ============
Per share market value, end of year............      $   8.510    $   6.080     $   7.160    $   4.150     $   4.990
                                                     ==========   ==========    ===========  ===========   ============
Total investment return:
   Based on market price at beginning and end of
      year+....................................         39.97%      (11.70)%       72.53%      (16.83)%      (29.35)%
   Based on net asset value at beginning and end
      of year+.................................         24.84%        5.74%        32.16%      (18.78)%      (33.05)%
Ratios and supplemental data:
   Net assets, end of year (in millions).......      $ 112.4      $  90.0       $  64.9      $  49.1       $  60.5
   Ratios to average net assets of:
      Expenses.................................          1.07%        1.12%         1.50%        1.44%         1.12%
      Net investment income (loss).............          0.07%       (0.06)%       (0.48)%      (0.74)%       (0.51)%
Portfolio turnover.............................         72.35%       90.03%        84.00%       76.19%        63.39%


+ For the year ended October 31, 2004, the total investment return includes the benefit of shares resulting from the exercise of rights.

*  Represents less than $0.005 per share.



--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
December 19, 2005

Tax Information (unaudited)
--------------------------------------------------------------------------------

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2005) as to the federal tax status of distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 2005.

     Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Information Concerning Directors and Officers (unaudited)
--------------------------------------------------------------------------------

     The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2006 for Class I Directors, 2007 for Class II Directors and 2008 for Class III Directors, or until their successors are duly elected and qualified.


                                                                                                          Number of
                                                                                                           Funds in
                                                    Principal Occupation                                     Fund
                                                 or Employment During Past                               Complex for
                                                       Five Years and                      Director or      Which
    Name (Age) and Address of                         Directorships in                     Officer of      Director
        Directors/Officers                        Publicly Held Companies                  Fund Since     Serves (1)
-------------------------------     ------------------------------------------------     --------------   ------------
Directors
   Austin C. Dowling (73) 1002 E    Retired; Director, The Thai Capital Fund, Inc.,         Class III         3
   Long Beach Boulevard North       since 1990; Director, The Singapore Fund, Inc.,         Director
   Beach, NJ  08008                 since 2000.                                            since 1992

   Martin J. Gruber (68)            Professor of Finance, Leonard N. Stern School of         Class I          3
   229 South Irving Street          Business, New York University, since 1965;              Director
   Ridgewood, NJ  07450             Director, The Thai Capital Fund, Inc., since 2000;     since 1992
                                    Director, The Singapore Fund, Inc., since 2000;
                                    Trustee, Scudder New York Mutual Funds, since 1992;
                                    Trustee, C.R.E.F., from 2001 to 2005 and Chairman
                                    from December 2003 to 2005; Trustee, T.I.A.A., from
                                    1996 to 2000; Director, National Bureau of Economic
                                    Research, since August, 2005.

   David G. Harmer (62)             Executive Director, Department of Community and         Class II          3
   4337 Bobwhite Court Ogden, UT    Economic Development for the State of Utah since        Director
   84403                            May 2002; Chairman, 2K2 Hosting Corporation, from       since 1997
                                    April 2001 to April 2002; President, Jetway
                                    Systems, a division of FMC Corporation, from 1997
                                    until 2001; Director, The Thai Capital Fund, Inc.,
                                    since 2000; Director, The Singapore Fund, Inc.,
                                    since 1996.

*  Hiroshi Kimura (52)              Chairman and President, Daiwa Securities Trust         Chairman of        1
   One Evertrust Plaza Jersey       Company, since July 2001; Director and Senior Vice      the Board
   City, NJ  07302-3051             President of Daiwa Securities Trust Company, from      and Class I
                                    April 1999 to June 2001; Associate Director,            Director
                                    Daiwa Europe Bank, from April 1996 to March 1999.        since 2001

--------------------------------------------------------------------------------

Information Concerning Directors and Officers (unaudited) (concluded)
--------------------------------------------------------------------------------

                                                                                                          Number of
                                                                                                           Funds in
                                                    Principal Occupation                                     Fund
                                                 or Employment During Past                               Complex for
                                                       Five Years and                      Director or      Which
    Name (Age) and Address of                         Directorships in                     Officer of      Director
        Directors/Officers                        Publicly Held Companies                  Fund Since     Serves (1)
-------------------------------     ------------------------------------------------     --------------   ------------
   Oren G. Shaffer (63)             Vice Chairman and Chief Financial Officer, Qwest        Class II          3
   1801 California Street Denver,   Communications International Inc., since July 2002;     Director
   CO  80202                        Executive Vice President and Chief Financial           since 2000
                                    Officer, Ameritech Corporation, from 1994 to 2000;
                                    Director, The Thai Capital Fund, Inc., since 2000;
                                    Director, The Singapore Fund, Inc., since 1997.
Officers
   Kiyotaka Hoshino (46)            General Manager, Daiwa SB Investments since            President of        --
   7-9, Nihonbashi 2-chome,         March 2005; Managing Director & Head of Asia, Daiwa     the Fund
   Chuo-ku, Tokyo  103-0027 Japan   SB Investments (Singapore) Ltd. and Daiwa SB           since April
                                    Investments (HK) Ltd., since December 2002; and           2005
                                    President of Daiwa SB Investments (USA) Ltd., from
                                    April 1999 to December 2002.

   John J. O'Keefe (46)             Vice President and Treasurer, The Thai Capital            Vice             --
   One Evertrust Plaza Jersey       Fund, Inc. and The Singapore Fund, Inc., since          President
   City, NJ  07302-3051             2000; Vice President, Fund Accounting Department of        and
                                    Daiwa Securities Trust Company, since 2000.            Treasurer of
                                                                                            the Fund
                                                                                           since 2000

   Yuko Uchida (27)                 Secretary, The Thai Capital Fund, Inc. and The         Secretary of        --
   One Evertrust Plaza Jersey       Singapore Fund, Inc., since 2004; Client Reporting      the Fund
   City, NJ  07302-3051             Department of Daiwa Securities Trust Company, since    since 2004
                                    2002.

   Anthony Cambria (51)             Chief Compliance Officer, The Thai Capital Fund,          Chief           --
   One Evertrust Plaza Jersey       Inc. and The Singapore Fund, Inc., since 2004;         Compliance
   City, NJ  07302-3051             Director and Executive Vice President, Daiwa           Officer of
                                    Securities Trust Company, since 1999.                    the Fund

                                                                                           since 2004
   Leonard B. Mackey, Jr. (54) 31   Partner in the law firm of Clifford Chance US LLP,      Assistant         --
   West 52nd Street New York, NY    since 1983; Assistant Secretary, The Thai Capital      Secretary of
   10019-6131                       Fund, Inc. and The Singapore Fund, Inc., since 2004.    the Fund
                                                                                           since 2004

1 "Fund Complex" includes the Fund, The Thai Capital Fund, Inc., The Singapore Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

Information Concerning Directors and Officers (unaudited) (concluded)
--------------------------------------------------------------------------------

* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Kimura is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund's investment adviser, Daiwa SB Investments Ltd.

Board   Consideration  and  Approval  of  Investment   Advisory  and  Management
Agreements (unaudited)
--------------------------------------------------------------------------------

Nature, Extent and Quality of Services

     At a meeting of the Board of Directors of The Japan Equity Fund, Inc. held on June 2, 2005, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the "Investment Adviser") under the Advisory Agreement and Daiwa SB Investments
(USA) Ltd. (the "Manager" and, together with the Investment Adviser, the "Advisers") under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

     The Board reviewed the Fund's performance for the last one-, three-and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Tokyo Stock Price Index. The Board noted that the Fund's performance was lower than the benchmark for the one-, three-and five-year periods. The Board discussed with the Adviser the reasons for the underperformance in these periods. The Board also noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with, or only slightly below, the benchmark. The Board further noted that the Fund outperformed the benchmark for the most recent period. The Board concluded that the Fund's overall performance was satisfactory.

Fees Relative to Other Funds Advised by the Advisers

     The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the "advisory fee"). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that the Manager does not manage any other closed-end funds that would provide an appropriate comparison to the Fund's advisory fee. The Board further noted that, while the Investment Adviser does not manage any other U.S. registered funds, it does advise other Japanese equity funds with advisory fees that are equal to or higher than the advisory fee paid by the Fund. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

     The Board considered the advisory fees paid by the other funds in the Fund Complex, The Singapore Fund, Inc. and The Thai Capital Fund, Inc., as compared to the advisory fee paid to the Fund's Advisers. The Board noted that the advisory fee paid by the Fund is lower than the advisory fees paid to

Board   Consideration  and  Approval  of  Investment   Advisory  and  Management
Agreements (unaudited) (continued)
--------------------------------------------------------------------------------

The Singapore Fund, Inc. and The Thai Capital Fund, Inc. In addition, the Board reviewed the fee paid to the other U.S. registered closed-end fund investing in Japan. The Board noted that the advisory fee rate for the other fund was higher than for the Fund, although noting that the other fund generally invested in a different part of the Japanese market. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund's advisory fee was competitive with these other country funds. The Board further noted that the total expense ratio of the Fund was lower than that of the other funds in the Fund Complex, and many other country funds, and concluded that the Fund's total expense ratio was competitive.

Breakpoints and Economies of Scale

     The Board reviewed the structure of the Fund's advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

     The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund's Needs

     The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement. The Board noted that each Adviser's operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement.

Historical Relationship Between the Fund and the Advisers

     The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund's assets and the Board's confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

     Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)
--------------------------------------------------------------------------------

Other Factors and Current Trends

     The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

     After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

--------------------------------------------------------------------------------

                                  Annual Report
                                October 31, 2005

--------------------------------------------------------------------------------


The Japan Equity
   Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER Daiwa SB Investments Ltd.




-----------------------------------------------------------
BOARD OF DIRECTORS
Hiroshi Kimura, Chairman
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
OFFICERS
Kiyotaka Hoshino
President
-----------------------------------------------------------
John J. O'Keefe
Vice President and Treasurer
Yuko Uchida
Secretary
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
                              ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER Daiwa SB Investments Ltd.
-----------------------------------------------------------
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
                          TRANSFER AGENT AND REGISTRAR
American Stock Transfer and Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to the registrant's principal executive officer and principal financial and accounting officer. A copy of the registrant's Code of Ethics is attached hereto as Exhibit 12(a).

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics.

(e)  Not applicable.

(f)  (1) The Code of Ethics is attached hereto as Exhibit 12(a).

     (2) Not applicable.

     (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

     The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oren G. Shaffer who is "independent" for purposes of this item.

Item 4.  Principal Accountant Fees and Services.


         (a)(b)(c)(d) and (g). Based on fees billed for the periods shown:



           2005
                                                             Registrant            Covered Entities(1)

           Audit Fees..............................          $70,700               N/A

           Non-Audit Fees
                   Audit-Related Fees..............                                $0
                   Tax Fees........................          (3) $8,900            $0
                   All Other Fees..................                                $0
           Total Non-Audit Fees....................          $8,900                $0

           Total...................................          $79,600

           2004
                                                             Registrant            Covered Entities(1)
           Audit Fees..............................          (2)$96,750            N/A

           Non-Audit Fees
                   Audit-Related Fees..............                                $0
                   Tax Fees........................          (3) $8,400            $0
                   All Other Fees                                                  $0
           Total Non-Audit Fees....................          $8,400                $0

           Total...................................          $105,150


---------------------
N/A- Not applicable, as not required by Item 4.

(1) "Covered Entities" include the registrant's investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's adviser that provides ongoing services to the registrant. (2) Audit Fees for 2004 include $30,000 representing procedures performed in connection with the December 2003 rights offering of the Fund. (3) Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e) (1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e) (2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant's audit committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  See table above.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

     The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer.

Item 6.  Schedule of Investments.

     A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The registrant's policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics for Principal Executive and Senior Financial Officers.

(b) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)  Proxy Voting Guidelines for the registrant and its adviser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    The Japan Equity Fund, Inc.


                                    By \s\ John J. O'Keefe
                                    -----------------------------------
                                    John J. O'Keefe, Vice President & Treasurer


Date:  December 28, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                    By \s\ John J. O'Keefe
                                    -----------------------------------
                                    John J. O'Keefe, Vice President & Treasurer


Date:  December 28, 2005


                                   By \s\ Hiroshi Kimura
                                   -----------------------------------
                                   Hiroshi Kimura, Chairman


Date:  December 28, 2005

                                                                   EXHIBIT 12(a)


           CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL
                                    OFFICERS


I. This Code of Ethics (the "Code") for The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and The Singapore Fund, Inc. (each a "Fund" and collectively the "Funds") applies to each Fund's President and Treasurer (or persons performing similar functions) ("Covered Officers") for the purpose of promoting:

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by a Fund;

     o    compliance   with   applicable   laws  and   governmental   rules  and
          regulations;

     o prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

     o    accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund's Board of Directors ( the "Audit Committee").

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as "affiliated persons" of a Fund. The compliance programs and procedures of a Fund and the Fund's Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund's securities trading activities for their personal benefit. Each Fund's Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund's Rule 17j-1 Code of Ethics, and this Code's provisions should be viewed as being additional and supplemental to such programs, procedures and code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund's Board of Directors (the "Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

     Each Covered Officer must not:

     o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

     o cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

     o use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

     Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

     Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

     o accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

     o any ownership interest in, or any consulting or employment relationship with, any of a Fund's service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

     o a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

     In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III. Disclosure and Compliance

     o Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;

     o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund's directors and auditors, or to governmental regulators and self-regulatory organizations;

     o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

     o It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.  Reporting and Accountability

     Each Covered Officer must:

     o upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;

     o annually thereafter affirm to the Board that he has complied with the requirements of the Code;

     o not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and

     o notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

     The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

     A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

     Each Fund will follow these procedures in investigating  and enforcing this
Code:

     o the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

     o if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

     o if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

     o the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and

     o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.   Changes To or Waivers of the Code

     No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund's stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund's securities are listed.

VI.  Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII. Amendments

     Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.  Internal Use

     The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

     I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

-------------------------

Date:_____________________

                                                                   EXHIBIT 12(b)

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


     I, John J. O'Keefe, certify that:

     1.   I have  reviewed  this report on Form N-CSR of The Japan  Equity Fund,
          Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                             Date: December 28, 2005


                            \s\John J. O'Keefe
                            ---------------------------------------
                            John J. O'Keefe, Vice President & Treasurer

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


     I, Hiroshi Kimura, certify that:

     1.   I have  reviewed  this report on Form N-CSR of The Japan  Equity Fund,
          Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                             Date: December 28, 2005


                             \s\ Hiroshi Kimura
                             ---------------------------------------
                             Hiroshi Kimura, Chairman

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, the Vice President & Treasurer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
                  1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                            Dated: December 28, 2005


                            /s/ John J. O'Keefe
                            ----------------------------------
                            John J. O'Keefe, Vice President & Treasurer


     This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, the Chairman of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                            Dated: December 28, 2005


                            /s/ Hiroshi Kimura
                            ----------------------------------
                            Hiroshi Kimura, Chairman


     This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                   EXHIBIT 12(c)


                           The Japan Equity Fund, Inc.
                       Proxy Voting Policy and Procedures


     The Board of Directors of The Japan Equity Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Daiwa SB Investments (USA) Ltd. (the "Investment Manager").

I.   Policy

     It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Manager's general management of the Fund's assets, subject to the Board's continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.  Fiduciary Duty

     The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. Procedures

     The   following   are  the   procedures   adopted  by  the  Board  for  the
administration of this policy.

     A. Review of Investment Manager's Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

     B. Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form-NPX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form-NPX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the
          Investment Manager has identified as involving a conflict of interest1, the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     C. Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

     D. Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund's shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager's Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.  Revocation

     The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.   Annual Filing

     The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.  Disclosures

     A. The Fund shall include in its annual report filed on Form N-CSR:

     1. a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

     2. a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

     3. a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. Review of Policy

     The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:   November 25, 2003

                        Proxy voting policy for Daiwa SB
                             Investments (USA) Ltd.


                    Statement of Policies and Procedures for
                                 Voting Proxies


Introduction

     As a registered investment adviser, Daiwa SB Investments (USA) Ltd. ("Daiwa," "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

     Daiwa recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

     Daiwa is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of Daiwa for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

     It is the general policy of Daiwa to support management of the companies in which it invests and will cast votes in accordance with management's proposals. However, Daiwa reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

     Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

     Appointment of Auditors: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. Daiwa believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

     Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.
Absent a compelling reason to the contrary, Daiwa will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

     Corporate Restructurings, Mergers and Acquisitions: Daiwa believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

     Corporate Governance: Daiwa recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

     Social and Corporate Responsibility: Daiwa recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

     Executive Compensation: Daiwa believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

     Our portfolio management team is responsible for the coordination of Daiwa's proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how Daiwa will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

     The  Product   managers  will  implement  the  Proxy  voting   policies  by
instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

     We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

     Daiwarecognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer's proxy. We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients' best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

     The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where Daiwa holds a significant voting percentage of the company. The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

     If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

     If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

     If our proposed vote is contrary to our stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

     Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Daiwa may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Record

     Clients may obtain information on how Daiwa voted with respect to their proxies by contacting our Client services team at Daiwa SB Investments (USA) Ltd.. 32 Old Slip, 11th Floor, New York, New York, Tel No. 212-612-8500, Fax No. 212-612-8518/8519 or email a_baksi@dsbiusa.net / m_gugliotta@dsbiusa.net.




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1    As it is used in this document, the term "conflict of interest" refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the
     Fund  which  could   potentially   compromise  the   Investment   Manager's
     independence of judgment and action with respect to the voting of the proxy.

2 The Fund must file its first report on Form N-PX not later than August 31, 2005, for the twelve-month period beginning July 1, 2003, and ending June 30, 2005.